Secretary of State
Corporations Division
315 West Tower
#2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

DOCKET NUMBER : 052591234
CONTROL NUMBER: 0468515
EFFECTIVE DATE: 09/16/2005
REFERENCE : 0091
PRINT DATE : 09/16/2005
FORM NUMBER : 611

TINSLEY BACON TINSLEY, L.L.C.
WILLIAM C. TINSLEY, II
3600 MANSELL ROAD, STE 300
ALPHARETTA, GA 30022

CERTIFICATE OF NAME CHANGE AMENDMENT

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

UAV SALES AND LEASING, INC.
A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the Office of the Secretary of State changing its name to

TECHSPHERE SYSTEMS INTERNATIONAL, INC.

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

Cathy Cox
Secretary of State

AMENDMENT TO THE ARTICLES OF INCORPORATION OF UAV SALES AND LEASING, INC.

Pursuant to O.C.G.A. §14-2-1006, UAV Sales and Leasing, Inc. files this amendment to its Articles of Incorporation as follows:

1. The name of the Corporation is hereby changed from "UAV Sales and Leasing, Inc." to "Techsphere Systems International, Inc."

2. Publication of "Notice of Change of Corporate Name" will be published pursuant to O.C.G.A. § 14-2-1006.1(b).

3. This Amendment to the Articles of Incorporation was adopted on September 14, 2005 by the Incorporator and shareholder approval is not required.

IN WITNESS WHEREOF, I have hereunto subscribed my name this 15th day of September, 2005.

UAV Sales and Leasing, Inc.

William C. Tinsley, II
Incorporator

00011162

Secretary of State

Corporations Division
315 West Tower
#2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

DOCKET NUMBER : 050400042
CONTROL NUMBER: 0468515
EFFECTIVE DATE : 01/20/2005
REFERENCE : 0044
PRINT DATE : 02/09/2005
FORM NUMBER : 611

TINSLEY BACON TINSLEY, L.L.C.
3600 MANSELL ROAD, SUITE 300
ALPHARETTA, GA 30022

CERTIFICATE OF NAME CHANGE AMENDMENT

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

UNITED AIRSHIP VENTURES LEASING, INC.
A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the Office of the Secretary of State changing its name to

UAV SALES AND LEASING, INC.

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

STATE OF GEORGIA 1776

Cathy Cox

Cathy Cox
Secretary of State

AMENDMENT TO THE ARTICLES OF INCORPORATION OF UNITED AIRSHIP VENTURES LEASING, INC.

Pursuant to O.C.G.A. §14-2-1006, United Airship Ventures Leasing, Inc. files this amendment to its Articles of Incorporation as follows:

1. The name of the Corporation is hereby changed from "United Airship Ventures Leasing, Inc." to "UAV Sales and Leasing, Inc."

2. Publication of "Notice of Change of Corporate Name" will be published pursuant to O.C.G.A. § 14-2-1006.1(b).

3. This Amendment to the Articles of Incorporation was adopted on January 14, 2005 by the Incorporator and shareholder approval is not required.

IN WITNESS WHEREOF, I have hereunto subscribed my name this 14th day of January, 2005.

United Airship Ventures Leasing, Inc.

William C. Tinsley, II
Incorporator

00010184

CORPORATIONS DIVISION
2005 JAN 20 P 1:26
SECRETARY OF STATE

Secretary of State

Corporations Division
315 West Tower
#2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CONTROL NUMBER: 0468515
EFFECTIVE DATE: 11/15/2004
JURISDICTION : GEORGIA
REFERENCE : 0093
PRINT DATE : 11/24/2004
FORM NUMBER : 311

TINSLEY BACON TINSLEY,LLC
WILLIAM C. TINSLEY II, ESQ.
3600 MANSELL RD., #300
ALPHARETTA, GA 30143

CERTIFICATE OF INCORPORATION

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

UNITED AIRSHIP VENTURES LEASING, INC.
A DOMESTIC PROFIT CORPORATION

has been duly incorporated under the laws of the State of Georgia on the effective date stated above by the filing of articles of incorporation in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.


STATE OF GEORGIA
1776

Cathy Cox
Secretary of State

ARTICLES OF INCORPORATION

OF

UNITED AIRSHIP VENTURES LEASING, INC.

I.

The name of the corporation is "United Airship Ventures Leasing, Inc."

II.

The number of shares the corporation is authorized to issue is one hundred thousand (100,000) shares and the shares shall have no par value.

III.

The street address of the initial registered office of the corporation is 3600 Mansell Road, Suite 300, Alpharetta, Fulton County Georgia 30022, and the initial registered agent of the corporation at such address is William C. Tinsley, II.

IV.

The number of directors of the corporation shall be fixed by the bylaws of the corporation.

V.

The name and address of the incorporator is: William C. Tinsley, II, Tinsley Bacon Tinsley, LLC, Suite 300, 3600 Mansell Road, Alpharetta, Fulton County Georgia 30022.

VI.

The mailing address of the initial principle office of the corporation is: 3600 Mansell Road, Suite 300, Alpharetta, Fulton County Georgia 30022.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 11th, day of November, 2004.

SECRETARY OF STATE
2004 NOV 15 A 7:08
CORPORATIONS DIVISION

William C. Tinsley, II, Incorporator

00009933